UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2016

CONNECTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36778	58-2488736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

18500 West Corporate Drive, Suite 250

Brookfield, WI 53045

(Address of principal executive offices, including zip code)

(262) 432-8282

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2016, Robert Douglas Schneider, President and Chief Product Officer of Connecture, Inc. (“Connecture”), provided notice that he will be resigning from Connecture for personal reasons effective July 29, 2016. Mr. Schneider’s Chief Product Officer responsibilities and duties will be transitioned in an orderly fashion to the current Connecture leadership team if and until a new Chief Product Officer is named.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTURE, INC.

Date: July 15, 2016	/s/ James P. Purko
James P. Purko Chief Financial Officer and Secretary